SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       August 14, 2003
                                                 ------------------------------



                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                 ----------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                South Carolina                           57-0910139
                --------------                           ----------
         (State or Other Jurisdiction of               (IRS Employer
         Incorporation or Organization)              Identification No.)


                    1601 Shop Road Ste E Columbia, S.C. 29201
                    -----------------------------------------
          (Address, Including Zip Code of Principal Executive Offices)


                                 (803) 736-5595
              (Registrant's Telephone Number, Including Area Code)



       (Former Name, Address or Fiscal Year, If Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits:

         Exhibit 99.1 -  Press release issued on May 14, 2003

Item 12. Results of Operations and Financial Condtion

On August 14, 2003, Integrated Business Systems and Services, Inc. issued a press release announcing its second quarter earnings results. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securties Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.


By:   /s/ GEORGE E. MENDENHALL
   ---------------------------
George E. Mendenhall
Its:  Chief Executive Officer


Date: August 14, 2003